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                                EXHIBIT 10.1 (b)

                            INDUSTRIAL RESOURCE, CORP.

                                  Rt. 6, Box 248A
                            Manchester, Kentucky 40962
                     ofc (606)598-7701 -- FAX (606)598-7798

Mr. Jeff Jenson                                                  March 5, 1996

1787 E. Fort Union Blvd.
Suite 106
Salt Lake City, UT 84121

Re: Amendment to that certain "Purchase Agreement" dated May 2, 1995 between Onasco Companies, Inc. and Industrial Resource, Corp.

Dear Mr. Jenson,

      Pursuant to our telephone conversation we hereby agree to amend the subject Agreement as follows;

1. Equipment listed in Exhibit "A" attached hereto shall be excluded from that Agreement.

2. Additionally Industrial Resource Corp. agrees to sell the assets to the Corporation at there appraised value or $450,000.00 whichever is lower. The consideration for this sale shall be a note payable for $450,000.00 with interest at 8% simple annually.


Agreed to by;


/s/ Jeff Jenson
----------------------------
Jeff Jenson


/s/ James Ratliff
----------------------------
James Ratliff
for Industrial Resource, Corp.



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           [LOGO]                  Miller Services, lnc.
                         ---------------------------------------------
                         OIL/GAS DRILLING  o  OPERATING AND PRODUCTION
                         ---------------------------------------------
                         POST OFFICE B0X 130 o  HUNTSVILLE, TN 37756
                                    PHONE (615) 663-9457
                                     FAX (615) 663-9461




February 22, 1996

Mr. Jeff DeMussik
TENGASCO, INC.
603 Main Ave., Ste. 500
Knoxville, Tn. 37902

Dear Jeff:

Pursuant to your request that I do an appraisal on the following equipment:

COOPER TC 38-38 SERVICE RIG

     Double drum well service unit, S/N 00339, Braden winch, powered by GM 6-71 diesel engine, Allison transmission, Skytop 84' 155, 000# capacity derrick, hydraulically raised and telescoped, 3-sheave crown block assembly, tubing board, control console, guy lines, stairs, catwalks, handrails, toolboxes, fuel tank, 2 fire extinguishers. All above are mounted and unitized on a four axle "back-in" carrier, 2 jack stands, 10.00 x 20 tires front and rear, approx. 600' Of 7/8"th's inch tubing line, approx. 6,000' of 5/8" swab line.

     One: McKissick 2-sheave split block

          Foster 58.96 tubing tongs for 2 3/8", 2 7/8", and 4 1/2"
          (Reconditioned)

          Cavins type "B" tubing slips (air)

          2 3/8" BJ tubing slips (Reconditioned)

          Rod tools

          Rod Hook

          Base Beam & new floor

     Two: 5/8" Elevators

                                   $ 89,300.00



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1 - 4 INCH FRAC VALVE 6000# W.P.
                                   $2,300.00

1 - NORRISEAL DEHYDRATOR Serial #2230450A, Model #25M60-SLDF-AB, 1001-a Norriseal control
                                   $17,000.00

1 - DEHYDRATION UNIT Serial #PESI 421, complete with 25' tall tower; nameplate data: NWP 1200 PSI, 100-F, SN 67-7615, Year 1985, T.P. 1800, W.O. 4386
                                   $16,250.00

1 - AJAX DPC 160 GAS COMPRESSOR w/GLYCOL RE-BOILER & TOWER ID#s K-6001-C 5000, A-2002-G, Model #507, Serial #36957, A-2801-F
                                   $ 84,000.00

1 - INGERSOLL RAND COMPRESSOR ID #s-Serial #13936, 95024A 566567, 46-B7782 87042
F, 47177118 490, 97032 6284, Model # NXRB-1-5, B-8791
                                   $ 41,000.00

1 - INGERSOLL RAND (PARTS COMPRESSOR) Serial #91890, 2 B-184,
25416-361
                                   $ 9,000.00

CHICAGO PNEUMATIC COMPRESSOR - FE-2, 8 1/4" X 4 1/4" X 5" STROKE (ID#86053), with Waukasau H-2475 engine (ID#52181), and fan type air exchanger (ID#867), all mounted on one oil field skid
                                   $ 71,000.00

CHICAGO PNEUMATIC COMPRESSOR - Model YCE Gas Compressor (ID #279936), with Model 6G510 Natural Gas Engine, radiators, coolers, etc.
                                   $ 67,200.00

INTERNATIONAL TRACTOR - 1D# TDA2274CG, 1982
                                   $  7,500.00

INTERNATIONAL TRACTOR - F2000D, ID #112313H, 1966   w/winch
                                   $  5,000,00

LOWBOY TRAILER - ID# B12466, 1979 35 Ton
                                   $  7,200.00

GOOSENECK 5TH WHEEL TRAILER - #5027
                                   $  3,500.00

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CATERPILLAR D-5 DOZER - 10 ft. Blade, Tilt & winch

                                   $ 25,000.00


As you know, I am familiar with the history of the above drilling equipment. Maintenance of this equipment has been very good. I consider this equipment to be in very good condition.

                                              Sincerely,

                                              /s/ Deloy Miller
                                              ----------------
                                              Deloy Miller
                                              President